[Form of]

                            INDEMNIFICATION AGREEMENT


                  This INDEMNIFICATION AGREEMENT (the "AGREEMENT") is made as of the day of February, 1994, by and between Millbrook Acquisition Corp., a Delaware corporation (the "COMPANY"), and the undersigned [Director] [Officer] of the Company (the "INDEMNITEE").


                                    RECITALS


                  A. The Indemnitee is currently serving as a [Director] [Officer] of the Company and the Company wishes the Indemnitee to continue in such capacity. The Indemnitee is willing, under certain circumstances, to continue serving as a [Director][Officer] of the Company.

                  B. The Indemnitee has indicated that he does not regard the indemnities available under the Company's By-laws as adequate to protect him against the risks associated with his service to the Company and has noted that the Company's directors' and officers' liability insurance policy has numerous exclusions and a deductible and thus does not adequately protect Indemnitee. In this connection the Company and the Indemnitee now agree they should enter into this INDEMNIFICATION AGREEMENT in order to provide greater protection to Indemnitee against such risks of service to the Company.

                  C. Section 145 of the General Corporation Law of the State of Delaware, under which law the Company is organized, empowers corporations to indemnify a person serving as a director, officer, employee or agent of the corporation and a person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, and said Section 145 and the By-laws of the Company specify that the indemnification set forth in said Section 145 and in the By-laws, respectively, shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise.

                                    AGREEMENT

                  In order to induce the Indemnitee to continue to serve as a [Director][Officer] of the Company and in consideration of his continued service, the Company hereby agrees to indemnify the Indemnitee as follows:

                           1.   INDEMNITY.   The  Company  will   indemnify  the
Indemnitee, his executors, administrators or assigns, for any Expenses (as defined below) which the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding. As used in this

Agreement the term "Proceeding" shall include any threatened, pending or completed claim, action, suit or proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or as a director or officer of the Company, by reason of any actual or alleged error or misstatement or misleading statement made or suffered by the Indemnitee, by reason of any action taken by him or of any action on his part while acting as such director or officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided that in each such case Indemnitee acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, in addition had no reasonable cause to believe that his conduct was unlawful. As used in this Agreement, the term "other enterprise" shall include (without limitation) employee benefit plans and administrative committees thereof, and the term "fines" shall include (without limitation) employee benefit plans and administrative committees thereof, and the term "fines" shall include (without limitations) any excise tax assessed with respect to any employee benefit plan.

                           2.  EXPENSES.  As used in this  Agreement,  the  term
"Expenses" shall include, without limitation, damages, judgments, fines, penalties, settlements and costs, attorneys' fees and disbursements (including the cost of copying documents, obtaining transcripts and taking depositions) and costs of attachment or similar bonds, investigations, and any expenses of establishing a right to indemnification under this Agreement.

                           3.  ENFORCEMENT.  If a claim or  request  under  this
Agreement is not paid by the Company, or on its behalf, within twenty days after a written claim or request has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Indemnitee shall be entitled to be paid also the Expenses of prosecuting such suit. The Company shall have the right to recoup from the Indemnitee the amount of any item or items of Expenses theretofore paid by the Company pursuant to this Agreement, to the extent such Expenses are not reasonable in nature or amounts; provided, however, that the Company shall have the burden of proving such Expenses to be unreasonable. The burden of proving that the Indemnitee is not entitled to indemnification for any other reason shall be upon the Company.

                           4.  SUBROGATION.  In the event of payment  under this
Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

                           5. EXCLUSIONS.  The Company shall not be liable under
this Agreement to pay any Expenses in connection with any claim made against the
Indemnitee:


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
                                    (a) to the extent  that  payment is actually
                           made to the Indemnitee under a valid, enforceable and collectible insurance policy;

                                    (b) to the  extend  that the  Indemnitee  is
                           indemnified and actually paid otherwise than pursuant to this Agreement;

                                    (c) in connection  with a judicial action by
                           or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that any court in which such action was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper;

                                    (d) If it is proved by final  judgment  in a
                           court of law or other final adjudication to have been based upon or attributable to the Indemnitee's in fact having gained any material personal profit or advantage to which he was not legally entitled (but excluding any profit or advantage attributable to Indemnitee solely as a result of stock ownership in the Company);

                                    (e) for a disgorgement  of profits made from
                           the purchase and sale by the Indemnitee of securities pursuant to Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

                                    (f) brought about or  contributed  to by the
                           dishonesty of the Indemnitee seeking payment hereunder; however, notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against him by reason of any alleged dishonesty on his part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that he committed (i) acts of active and deliberate dishonesty, (ii) which actual dishonest purpose and intent, (iii) which acts were material to the cause of action so adjudicated; or

                                    (g) where it has been judicially  determined
                           that the Company is prohibited by applicable law or for any other reason from paying same.

                           6.  INDEMNIFICATION  OF EXPENSES OF SUCCESSFUL PARTY.
Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter


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
therein, including dismissal without prejudice, Indemnitee shall be indemnified against any and all expenses incurred in connection therewith.

                           7.  PARTIAL  INDEMNIFICATION.  If the  Indemnitee  is
entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

                           8.  ADVANCE OF  EXPENSES.  Expenses  incurred  by the
Indemnitee in connection with any Proceeding, except the amount of any settlement, shall be paid by the Company in advance upon request of the Indemnitee that the Company pay such Expenses. The Company's obligation to advance Expenses provided for in the prior sentence shall continue unless and until it has been determined by judicial adjudication pursuant to this Agreement that the Indemnitee is not entitled to indemnification. The indemnitee hereby undertakes to repay to the Company the amount of any Expenses theretofore paid by the Company to the extent that it is ultimately judicially determined that such expenses were not reasonable or that the Indemnitee is not entitled to indemnification. Any such repayment shall be to the extent, but only to the extent, of Expenses which would not otherwise have been incurred except for the rights of Indemnitee under this Agreement.

                           9.  APPROVAL  OF  EXPENSES.  No  expenses  for  which
indemnity shall be sought under this Agreement, other than those in respect of judgments and verdicts actually rendered, shall be incurred without the prior consent of the Company, which consent shall not be unreasonably withheld, but the failure of Indemnitee to obtain such consent shall not offset the obligation of the Company under this agreement to pay all reasonable Expenses.

                           10. NOTICE OF CLAIM.  The Indemnitee,  as a condition
precedent to his right to be indemnified under this Agreement,shall give to the Company notice in writing as soon as practicable of any claim made against him for which indemnity will or could be sought under this Agreement. Notice to the Company shall be given at its principal office and shall be directed to the Corporate Secretary (or such other address as the Company shall designate in writing to the Indemnitee); notice shall be deemed received if sent by prepaid mail properly addressed, the date of such notice being the date postmarked. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

                           11.  COUNTERPARTS.  This Agreement may be executed in
any number of counterparts, all of which taken together shall constitute one instrument.

                           12. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE.  Nothing
herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Certificate of Incorporation or By-laws of the Company and amendments thereto or under law.


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
                           13.  GOVERNING LAW. This Agreement  shall be governed
by and interpreted and enforced in accordance with the laws of the State of Delaware, without regard to the rules regarding conflicts of law thereof.

                           14.  SAVING  CLAUSES.   Wherever  there  is  conflict
between any provision of this Agreement and any applicable present or future statute, law or regulation contrary to which the Company and the Indemnitee have no legal right to contract, the latter shall prevail, but in such event the affected provisions of this Agreement shall be curtailed and restricted only to the extent necessary to bring them within applicable legal requirements, it being the intention of the parties to provide the Indemnitee with the fullest and most effective protection against Expenses as permissible under applicable law.

                           15. COVERAGE.  The provisions of this Agreement shall
apply with respect to the Indemnitee's service as a [Director] [Officer] of the Company prior to the date of this Agreement and with respect to all periods of such service after the date of this Agreement, event though the Indemnitee may have ceased to be a [Director] [Officer] of the Company.


                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                              MILLBROOK ACQUISITION CORP.


                                              By
                                                ----------------------------
                                              Name:
                                              Title:


                                                ----------------------------
                                              [Name of Officer or Director]


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